                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                JANUARY 26, 1999


                             BOSTON PROPERTIES, INC.
             (Exact name of Registrant as specified in its charter)




         DELAWARE                       1-13087            04-2473675
(State or other jurisdiction       (Commission File      (I.R.S. employer
         of incorporation)              Number)          Identification No.)



                               8 ARLINGTON STREET
                           BOSTON, MASSACHUSETTS 02116
              (Address of principal executive offices and zip code)



               Registrant's telephone number, including area code:
                                 (617) 859-2600



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ITEM 5.  OTHER EVENTS

         Following the issuance of a press release on January 26, 1999, announcing the Company's results for the fourth quarter ended December 31, 1998, the Company intends to provide, to certain investors and analysts at their request, supplemental information regarding the Company's operations that is too voluminous for a press release. The Company is attaching this supplementary operating and financial data as Exhibit 99.1 and the press release as Exhibit
99.2 to this Current Report on Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


(c)      Exhibits

EXHIBIT NO.
-----------
99.1     The Boston Properties, Inc. Supplemental Operating and Financial Data
         for the quarter ended December 31, 1998.

99.2 The Boston Properties, Inc. press release dated January 26, 1999 for the quarter and year ended December 31, 1998.


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                                  SIGNATURES


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  January 27, 1999



                                   BOSTON PROPERTIES, INC.


                                   By: /s/ DAVID G. GAW
                                       ------------------------
                                       David G. Gaw
                                       Chief Financial Officer